                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 25, 1999

                                  CAPRIUS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      0-11914             22-2457487
(State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)         File Number)        Identification No.)


                   46 Jonspin Road, Wilmington, Massachusetts
                      01887 (Address of principal executive
                                    offices)


        Registrant's Telephone Number including Area Code: (978) 657-8876



                                 AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed on March 26, 1999 and Form 8-K filed on April 27, 1999 as set forth in the pages attached hereto:

         (List all such items, financial statements, exhibits or other portions amended.)

         1. Item 7, page 2 - Amended to include the Pro Forma Financial Statements of Caprius, Inc. ("the Company") adjusted for the sale of the Company's rehabilitation business and its Aurora technology.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   Pro Forma Condensed Financial Information

The following unaudited pro forma condensed financial statements set forth the financial position as of December 31, 1998, as if the sale of the Company's rehabilitation business and its Aurora dedicated breast MRI technology business had occurred on that date, and the results of operations for the three months ended December 31, 1998 and the twelve months ended September 30, 1998, as if the sale had occurred as of October 1, 1998 and October 1, 1997, respectively. The pro forma condensed financial statements do not purport to represent what Caprius' financial position or results of operations would actually have been if the sale had occurred on October 1, 1998 or October 1, 1997, or to project Caprius' financial position or results of operations for any future date or period. The financial statements filed under part (a) of this item should be read in conjunction with these pro forma condensed financial statements.

                                  CAPRIUS, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                 (In Thousands)
                                   (Unaudited)

                                                                 As of December 31, 1998
                                                         --------------------------------------
                                                         Historical            Pro Forma
                                                         ----------   -------------------------
                                                          Caprius,
                                                           Inc.       Adjustments     Pro Forma
                                                         ----------   -----------     ---------
ASSETS
Current Assets:
    Cash and cash equivalents                                1,522           663          2,185
    Accounts receivable, net                                 2,789        (2,523)           266
    Note receivable                                                          505            505
    Inventory                                                  721          (721)             0
    Other current assets                                       639          (399)           240
                                                           -------       -------       --------
        Total current assets                                 5,671        (2,475)         3,196
                                                           -------       -------       --------
Property and equipment, net                                  3,194        (2,762)           432
Goodwill, net                                                1,010          (311)           699
Other intangibles, net                                       1,161        (1,161)             0
Other                                                           33           (18)            15
                                                           -------       -------       --------
                                                            11,069        (6,727)         4,342
                                                           =======       =======       ========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts payable                                           549          (356)           193
    Accrued expenses                                           920          (684)           236
    Accrued compensation                                       355          (268)            87
    Current portion of long-term debt and
          capital lease obligations                          1,036          (838)           198
                                                           -------       -------       --------
          Total current liabilities                          2,860        (2,146)           714
                                                           -------       -------       --------
Long-term Debt and Capital Lease Obligations, Net
          of Current Portion                                 1,182          (972)           210

Stockholders' Equity:
    Preferred stock                                          2,700           -            2,700
    Common stock                                                73           -               73
    Additional paid-in capital                              63,562           -           63,562
    Accumulated deficit                                    (59,306)       (3,609)       (62,915)
                                                           -------       -------       --------
                                                             7,029        (3,609)         3,420
      Less: Treasury stock, at cost                             (2)            -             (2)
                                                           -------       -------       --------
          Total stockholders' equity                         7,027        (3,609)         3,418
                                                           -------       -------       --------
                                                            11,069        (6,727)         4,342
                                                           =======       =======       ========

        The accompanying notes are an integral part of these condensed financial statements.

                                          CAPRIUS, INC.
                           PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                         (In Thousands)
                                           (Unaudited)

                                                               Three Months Ended
                                                                December 31, 1998
                                                         --------------------------------------
                                                         Historical            Pro Forma
                                                         ----------   -------------------------
                                                          Caprius,
                                                            Inc.      Adjustments     Pro Forma
                                                         ----------   -----------     ---------
Revenues:
    Net patient service revenue                              1,145          (721)           424
                                                           -------       -------       --------
        Total revenues                                       1,145          (721)           424
                                                           -------       -------       --------
Operating Expenses:
    Cost of service operations                                 971          (674)           297
    Research and development                                   425          (425)             -
    Selling, general and administrative                        869          (476)           393
    Provision for bad debt and collection costs                123          (108)            15
    Loss (gain) on sale of imaging                              13           (13)             0
                                                           -------       -------       --------
        Total operating costs                                2,401        (1,696)           705
                                                           -------       -------       --------
Operating loss from continuing operations                   (1,256)          975           (281)

Interest income                                                 16             -             16
Interest expense                                               (59)           46            (13)
                                                           -------       -------       --------
Loss from continuing operations before
     provision for taxes                                    (1,299)        1,021           (278)
Provision for income taxes                                       -             -              -
                                                           -------       -------       --------
Net loss                                                    (1,299)        1,021           (278)
                                                           =======       ========      ========

        The a companying notes are an integral part of these condensed financial statements.

                                          CAPRIUS, INC.
                           PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                         (In Thousands)
                                           (Unaudited)

                                                                 Twelve Months Ended
                                                                  September 30, 1998
                                                         --------------------------------------
                                                         Historical            Pro Forma
                                                         ----------   -------------------------
                                                          Caprius,
                                                           Inc.       Adjustments     Pro Forma
                                                         ----------   -----------     ---------

Revenues:
    Net patient service revenue                              3,764        (3,459)           305
                                                           -------       -------       --------
         Total revenues                                      3,764        (3,459)           305
                                                           -------       -------       --------
Operating Expenses:
    Cost of service operations                               3,617        (3,299)           318
    Selling, general and administrative                      5,166        (3,142)         2,024

    Research and development                                 2,951        (2,951)             0
    Purchased research and development                       7,098        (7,098)             0
    Provision for bad debt and collection costs                340          (343)            (3)
    Loss on sale of imaging business                           265          (265)             0
    Write down of intangibles                                1,900        (1,900)             0
                                                           -------       -------       --------
        Total operating costs                               21,337       (18,998)         2,339
                                                           -------       -------       --------
        Operating (loss) income from continuing
          operations                                       (17,573)       15,539         (2,034)

Other income                                                     3                            3
Interest income                                                328            (2)           326
Interest expense                                              (219)          108           (111)
                                                           -------       -------       --------
Income from continuing operations before equity in loss
  of subsidiary, provision for taxes and loss on disposal
  of discontinued division                                 (17,461)       15,645         (1,816)


Equity in net loss of subsidiary                               (67)           67              0
                                                           -------       -------       --------
Loss from continuing operations before income taxes        (17,528)       15,712         (1,816)
Provision for income taxes                                     (98)                         (98)
                                                           -------       -------       --------
Loss from continuing operations                            (17,626)       15,712         (1,914)
Gain on disposal of discontinued division                      107                          107
                                                           -------       -------       --------
Net loss                                                   (17,519)       15,712         (1,807)
                                                           =======       =======       ========

        The accompanying notes are an integral part of these condensed financial statements.

                                  CAPRIUS, INC.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

Note 1. Basis of Presentation The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, including controlled partnerships. All significant intercompany transactions have been eliminated.

The pro forma adjustments reflect the sale of the Company's rehabilitation business and the sale of the Aurora dedicated breast MRI business. The pro forma adjustments also reflect the continuing effect from the sale of the Company's imaging services business in February 1997.

Note 2.   Pro Forma Adjustments to Pro Forma Condensed Balance Sheet

                                                                       As of December 31, 1998
                                                                    ------------------------------
                                                                    (In Thousands, except in text)
                                                                             Debit (Credit)
Net consideration received for sale of the rehabilitation
  business
   Note receivable                                                                900
   Transaction costs                                                              (25)
To record payoff of seller note
   Current portion of long-term debt and
      capital lease obligations                                                   338
   Interest expense                                                                57
   Note receivable                                                               (395)

Remove accounts of Rehabilitation Services Business
   Cash and cash equivalents                                                      (47)
   Accounts receivable                                                         (2,450)
   Other current assets                                                           (32)
   Equipment, building, furniture & leasehold improvements                       (256)
   Goodwill, net                                                                 (311)
   Accounts payable                                                                72
   Accrued expenses                                                               498
   Accrued compensation                                                           101

Record loss on sale of Rehabilitation Services Business
   Accumulated deficit                                                          1,550

Net consideration received for sale of Aurora Technology
   Cash                                                                           779

Remove accounts of Aurora Technology Business
   Cash                                                                           (44)
   Accounts receivable                                                            (73)
   Inventories                                                                   (721)
   Other current assets                                                          (367)
   Equipment, building, furniture & leasehold improvements                     (2,506)
   Goodwill, net                                                                    0
   Other intangibles, net                                                      (1,161)
   Other assets                                                                   (18)
   Accounts payable                                                               284
   Accrued expenses                                                               186
   Accrued compensation                                                           167
   Current portion of long-term debt and cap leases                               500
   Long-term debt and capital lease obligations, less current                     972

Record loss on sale of Aurora Imaging Technology
   Accumulated deficit                                                          2,002

Note 3.   Pro Forma Adjustments to Pro Forma Condensed Statements of Loss

                                                        Three months ended              Twelve months ended
                                                         December 31, 1998               September 30, 1998
                                                     -----------------------------   ------------------------------
                                                     (In Thousands, except in text)  (In Thousands, except in text)
                                                            Debit (Credit)                  Debit (Credit)
Remove income from Rehabilitation Services Business
   Net patient service revenue                                  624                           3,157
   Cost of service operations                                  (514)                         (2,869)
   Selling, general and administrative                         (159)                           (551)
   Provision for bad debt and collection costs                  (94)                           (246)
   Interest income                                                                                2
   Interest expense                                                                             (83)
   Write down of intangibles                                                                 (1,900)

Remove loss on sale of imaging services business
   Loss on sale of imaging business                             (13)                           (265)

Remove loss from Aurora Technology
   Net patient service revenue                                   97                             302
   Cost of service operations                                  (160)                           (430)
   Research & development                                      (425)                         (2,951)
   Purchased research & development                                                          (7,098)
   Selling, general and administrative                         (317)                         (2,591)
   Provision for bad debt and collection costs                  (14)                            (97)
   Interest expense                                             (46)                           (108)
   Equity in net loss of subsidiary                                                             (67)

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


                                   SIGNATURES




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Caprius, Inc.
                                  (Registrant)


Date:  May 25, 1999                           By: /s/ Steven J. James
                                                  -----------------------
                                                  Steven J. James
                                                  Chief Financial Officer









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